(10)(a)

                               Consent of Counsel

      [Letterhead of Sutherland, Asbill & Brennan]





--------------





The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA  23230


       RE:  Life of Virginia Separate Account 4

Gentlemen:

       We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by Life of Virginia Separate Account 4 for certain variable annuity policies (Form No. 333-21031). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                Very truly yours,

                                SUTHERLAND, ASBILL & BRENNAN

                                By:  /s/STEPHEN E. ROTH
                                ------------------------------------
                                     Stephen E. Roth